As filed with the Securities and Exchange Commission on January 17, 2001
                                                      Registration No. 333-50358
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                            AMERADA HESS CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

                                      1311
            (Primary Standard Industrial Classification Code Number)

                                   13-4921002
                      (I.R.S. Employer Identification No.)

                           1185 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10036
                                 (212) 997-8500
                        (Address, including ZIP code, and
                           telephone number, including
                           area code, of registrant's
                               principal executive
                                    offices)

                           J. BARCLAY COLLINS II, ESQ.
                  EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
                            AMERADA HESS CORPORATION
                           1185 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10036
                                 (212) 997-8500
    (Name, address, including ZIP code, and telephone number, including area code, of agent for service)

                                   Copies to:
                            TIMOTHY B. GOODELL, ESQ.
                                WHITE & CASE LLP
                           1155 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10036
                                 (212) 819-8259


     Approximate date of commencement of proposed sale to the public: Not Applicable.

     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. |_|

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_| ___________

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_| ___________

                                EXPLANATORY NOTE

     The purpose of this Post-Effective Amendment No. 1 to this Registration Statement on Form S-4 (the "Registration Statement") of Amerada Hess Corporation ("Amerada Hess") is to deregister the 17,200,000 shares of Amerada Hess' common stock, par value $1.00 per share, that were not issued in connection with the offer (the "Offer") by Amerada Hess for (i) all issued and to be issued ordinary shares of 25p each ("LASMO Shares") of LASMO plc ("LASMO") and (ii) all American Depositary Shares of LASMO, each representing three LASMO Shares and evidenced by American Depositary Receipts. The Offer expired on January 12, 2001 without the conditions to the Offer being satisfied.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 17th day of January, 2001.

                                           AMERADA HESS CORPORATION


                                           By /s/ J. BARCLAY COLLINS II
                                             -------------------------
                                             Name: J. Barclay Collins II
                                             Title: Executive Vice President and
                                                    General Counsel

                                POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


  SIGNATURE                                     TITLE                                              DATE
  ---------                                     -----                                              ----

   /s/ JOHN B. HESS*
  ---------------------------
  John B. Hess                                  Director, Chairman of the Board and                January 17, 2001
                                                Chief Executive Officer  (Principal
                                                Executive Officer)



   /s/ W.S.H. LAIDLAW*
  --------------------
  W.S.H. Laidlaw                                Director, President and Chief Operating            January 17, 2001
                                                Officer



   /s/ NICHOLAS F. BRADY*
  -----------------------
  Nicholas F. Brady                             Director                                           January 17, 2001



   /s/ J. BARCLAY COLLINS II*
  ---------------------------
  J. Barclay Collins II                         Director                                           January 17, 2001



   /s/ PETER S. HADLEY*
  ---------------------
  Peter S. Hadley                               Director                                           January 17, 2001



   /s/ EDITH E. HOLIDAY*
  ----------------------
  Edith E. Holiday                              Director                                           January 17, 2001



   /s/ WILLIAM R. JOHNSON*
  ------------------------
  William R. Johnson                            Director                                           January 17, 2001



   /s/ THOMAS H. KEAN*
  --------------------
  Thomas H. Kean                                Director                                           January 17, 2001



   /s/ FRANK A. OLSON*
  ---------------------------
  Frank A. Olson                                Director                                           January 17, 2001



   /s/ ROGER B. ORESMAN*
  ----------------------
  Roger B. Oresman                              Director                                           January 17, 2001



   /s/ JOHN Y. SCHREYER*
  ----------------------
  John Y. Schreyer                              Director, Executive Vice President and             January 17, 2001
                                                Chief Financial Officer (Principal
                                                Accounting and Financial Officer)



   /s/ WILLIAM I. SPENCER*
  ------------------------
  William I. Spencer                            Director                                           January 17, 2001



   /s/ ROBERT N. WILSON*                        Director                                           January 17, 2001
  ----------------------
  Robert N. Wilson



   /s/ ROBERT F. WRIGHT*
  ----------------------
  Robert F. Wright                              Director                                           January 17, 2001



         *By: /s/ J. BARCLAY COLLINS II
              -------------------------
                    J. Barclay Collins II
                   Attorney-in-fact